Filed Pursuant to Rule 497(e)
1933 Act File No. 333-17391
1940 Act File No. 811-07959
Kellner Merger Fund
Investor Class GAKAX
Institutional Class GAKIX

A series of Advisors Series Trust (the “Trust”)

Supplement dated October 30, 2020 to the Prospectus
and Statement of Additional Information, each dated April 30, 2020

At the request of Kellner Capital Management (“Kellner”), the Board of Trustees (the “Board”) of Advisors Series Trust (“AST”) has reviewed information relating to Kellner’s request to reorganize the Kellner Merger Fund (the “Target Fund”) into the AXS Merger Fund, a new fund (the “Acquiring Fund”) that will be created as a series of Investment Managers Series Trust II (the “Reorganization”). The Acquiring Fund will have the same investment objective and substantially similar strategies and policies as the Target Fund. The Reorganization will be structured as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Fund.

The proposed Reorganization will result in a change in your Fund’s management arrangements. AXS Investments LLC (“AXS”) will serve as the new investment advisor to the Acquiring Fund and Kellner will serve as sub-advisor with the same portfolio managers as for the Target Fund responsible for day-to-day management of the Acquiring Fund. There will also be no change in advisory fees for the Acquiring Fund compared to the Target Fund. The Acquiring Fund will be overseen by a different Board of Trustees as it will not be a part of AST, but will instead be part of Investment Managers Series Trust II. The Acquiring Fund will have different service providers than the Target Fund.

Based on the material provided to the Board, the Board considered the Agreement and Plan of Reorganization at a meeting held on October 19, 2020 and thereafter approved the Reorganization on October 23, 2020, subject to the approval of the Acquired Fund’s shareholders. The Agreement and Plan of Reorganization provides for an exchange of shares of the Target Fund for shares of the Acquiring Fund, which would be distributed pro rata by the Acquiring Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all liabilities of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization.

More detailed information about the Reorganization and the changes that will result from the Reorganization will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.

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Please retain this Supplement with the Prospectus and Statement of Additional Information.